AFL-CIO Housing Investment Trust
                           1999 Annual Report

AFL-CIO HOUSING INVESTMENT TRUST

MESSAGE FROM THE AFL-CIO PRESIDENT

[Photograph of John J. Sweeney]

     When the AFL-CIO boldly launched a program for pension investment in housing 35 years ago, few could have envisioned the $2.1 billion economic force that the AFL-CIO Housing Investment Trust has become. The Trust today fills a vital stewardship role for labor's pension capital. It provides for the retirement security of beneficiaries in industries ranging from construction to the service sector, manufacturing, government, transportation, education, the arts, and more. Through the years, the Trust has generated over 90 million hours of union construction work. It has helped produced more than 60,000 units of housing that have benefitted many times that number of individuals. It is a strong partner in promoting the decent housing and good jobs that are essential for a just society. Those activities are admirably depicted in the mural reproduced on the cover.

     In 1999, the AFL-CIO Executive Council initiated an extensive review of investment products to analyze how well they serve the interests of working people. Our review did not evaluate financial performance but looked at collateral benefits to workers and their communities. I am pleased to report that the Housing Investment Trust and its companion, the Building Investment Trust, ranked at the very top.

     With this strong record, the Trust has blazed an exemplary path into a new century of investment, offering the "high road investments" that make a real difference in the quality of life for working people.

/s/ John J. Sweeney

JOHN J. SWEENEY

REPORT TO PARTICIPANTS

Message from the Chairman

[Photograph of Richard Ravitch]

     The AFL-CIO Housing Investment Trust capped a decade of progress with a year of extraordinary growth and performance in 1999. With more than $2.14 billion in assets under management at the close of the year, the Trust has increased in size more than sevenfold during the 1990s. The number of participating funds continues to grow, with 415 at year-end. The $444 million in financing committed in 1999 will support 24 projects with over 3,600 housing units.

     Throughout the decade, the Trust demonstrated a consistent record of generating highly competitive returns for participants. In 1999, its prudent portfolio management strategy enabled it to outperform its industry benchmark for the seventh consecutive year, helping maximize returns to participants in a period of rising interest rates. Continuing investment in staff and systems has built an efficient management structure that continues to be one of the most cost-effective in the industry.

     This impressive performance the provides the foundation for continued success as the Trust enters the 2000s.

/s/ Richard Ravitch

RICHARD RAVITCH

NET ASSETS

  YEAR       DOLLAR VALUE (IN MILLIONS)
  ---------------------------------------
  1989                $  285
  1991                   529
  1993                   846
  1995                 1,167
  1997                 1,762
  1999                 2,149

PARTICIPANTS

  YEAR
  ---------------------------------------
  1989                206
  1991                283
  1993                364
  1995                387
  1997                394
  1999                415

HOUSING UNITS
                   1990-94       1995-99
----------------------------------------------
MULTI-FAMILY        9,993        21,916
SINGLE-FAMILY       2,037         3,606
TOTAL              12,030        25,522

decade of progress

     Ten years of dramatic change in the 1990s have positioned the AFL-CIO Housing Investment Trust for new levels of success in serving its participants' investment goals in the years ahead. As its net assets climbed from $285 million at the beginning of the decade to more than $2.14 billion at the close, the Trust attracted growing recognition as a financing resource-and as a leader in structuring complex transactions tailored to meeting communities' housing needs.

     The $2.7 billion in financing committed during the 1990s supported over 37,000 housing units in 224 union-built projects. The annual number of housing units more than tripled. This activity generated an estimated 36,000 jobs during the decade, including some 30 million hours of union construction work. In ten years, the number of funds participating in the Trust has more than doubled, from 206 when 1990 began to 415 at year-end 1999-an indication of investors' continuing confidence in the Trust.

1999 Growth
     In the year just completed, the decade's strong growth patterns continued. Contributing to the record level of total net assets reached at the close of 1999 was a total of more than $290 million in gross investment from participants, including more than $163 million in new investment and more than $127 million in reinvestment earnings. Participants continued to reinvest earnings at the substantial rate of 91 percent-another indicator of strong investor confidence. The 415 Taft-Hartley and public sector funds participating in the Trust at year-end included 12 new participants that joined the Trust in 1999. The Trust instituted information system upgraded that strengthened its underwriting and investment monitoring functions, as well as its communication with participants, to assure a high level of services for its growing number of participants.

PERFORMANCE
TOTAL GROSS RATE OF RETURN

                                        1 YEAR     3 YEAR    5 YEAR    10 YEAR
------------------------------------------------------------------------------
AFL-CIO HOUSING INVESTMENT TRUST         0.18%      6.47%    8.89%      8.31%
LEHMAN BROTHERS AGGREGATE BOND INDEX     0.82%      5.73%    7.73%      7.70%

Returns for periods exceeding one year are annualized.
Past performance does not mean that the Trust will achieve similar results in the future.

PORTFOLIO DISTRIBUTION

MORTGAGE BACKED SECURITIES                68.0%
FHA MORTGAGES                             21.0%
FHA CONSTRUCTION LOANS                     7.0%
LOCAL INITIATIVES                          2.0%
SHORT-TERM                                 2.0%

performance

     Nineteen ninety-nine saw the sharpest increase in interest rates in five years, a trend that negatively affected all fixed-income type investments. Nevertheless, the Trust outperformed its industry benchmark by 64 basis points for the year, assuring a highly competitive rate of return for Trust participants. This impressive performance reflected the success of the Trust's active approach to portfolio management in response to rising interest rates. Strategic market analysis and timely portfolio rebalancing enabled the Trust to minimize risk and maximize returns in this volatile environment.

     The Trust's total gross one-year rate of return at December 31 was (0.18) percent. This compared favorably to the Lehman Brothers Aggregate Bond Index rate of (0.82) percent. Returns for the three-year, five-year, and ten-year periods were 6.47 percent, 8.89 percent, and 8.31 percent, respectively. These rates also outperformed the benchmark, as shown in the chart.

     Participants held 2,075,197 units of participation at December 31. The net asset value per unit was $1,035.72. This reflected an unrealized loss in value of $78.36 per unit for the year, due to the impact of rising interest rates during the period. The Trust's current yield on investments at year-end was
7.49 percent, 105 basis points over the ten-year Treasury rate.

     The Trust continued to manage the portfolio to maximize returns on participants' investments while maintaining the security of principal. In 1999, with interest rates rising, the Trust worked to generate competitive yields while limited exposure to changes in the interest rate by managing rate risk.

     Contributing to the Trust's performance was its low short-term position, enabling participants' funds to be fully invested. At year-end, the cash and short-term investments were just 2 percent of net assets. Multi-family securities accounted for 51 percent of the portfolio, single-family securities, 42 percent, and intermediate term securities, 5 percent.

     The Trust continued to offer a high degree of security for its investors. At year-end, over 97 percent of the Trust's long-term portfolio was insured or guaranteed by the U.S. government or government-sponsored enterprises such as Fannie Mae and Freddie Mac.

     As in 1998, the Trust carried out its investment program with one of the most cost-effective operating structures in the industry. Total operating expenses were just 39 basis points, or 0.39 percent of average net assets.

LOAN PRODUCTION
FINANCING COMMITMENTS

  YEAR                       DOLLAR VALUE (IN MILLIONS)
                     SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                  -              $59               $59
  1991                $26               85               111
  1992                102               67               169
  1993                 42              103               145
  1994                 51              161               212
  1995                 70              258               328
  1996                 35              328               363
  1997                 65              286               351
  1998                165              323               488
  1999                105              339               444


investment

     The Trust throughout 1999 was successful in pursuing new investment activity that is meeting diverse housing needs of communities around the country. Key to this investment strategy was the broadening and strengthening of labor's partnerships with public, private, and nonprofit housing groups, so worthwhile projects could more readily be identified and implemented.

     Trust financial commitments in 1999 exceeded $444 million for 24 projects and over 3,600 housing units. These totals include more than 2,900 multi-family units and 700 attractive mortgages for union members and municipal employees under Homeownership Opportunity Initiative.

     The Trust expanded its multi-family housing investment activity in 1999 to a historic level of $339 million in new commitments. Contributing to this success were innovative projects undertaken in cooperation with the AFL-CIO Building Investment Trust, as well as new partnerships with state housing finance agencies. Nearly half of the commitments issued in 1999 involved non-FHA transactions, including investments in Fannie Mae securities backed by mortgages on single-family and multi-family projects.

     A sampling of Trust activities in 1999 demonstrates the widening scope of investment activities and partnerships.

     - Renovation of the Workman's Circle Multi-Care Center in the Bronx will enable this historic labor-founded nursing facility to offer expanded state-of-the art care to its residents. The Trust is providing over $51 million the new Sub-Acute Care Center for the 524-bed home. The nursing center opening in 1951 under the auspices of Workmen's Circle, a Jewish workers social service organization, and has become one of the largest nonprofit nursing facilities in the New York metropolitan area. The center's 600 union employees include workers represented by the Office of Professional Employees International Union and Local 119/SEIU, National Health and Human Service Employees Union.

     - To help alleviate San Francisco's tight rental market, the Trust is financing the construction of Alemany Plaza, a mixed-use housing and retail development with 400 rental units in the city's Ocean View neighborhood. The Housing Investment Trust issued a $60 million commitment to provide construction and permanent financing, while the AFL-CIO Building Investment is providing another $38 million in equity.

future

     - The South Waterfront Apartments in Hoboken is the latest in a series of redevelopment projects through which the Trust has brought a total of $340 million to revitalize a blighted stretch of the New Jersey waterfront. The Trust has committed more than $90 million for construction of this new 13-story building, which will offer over 520 apartments and 60,000 square feet of commercial space.

     - Nearing completion in a designated Empowerment Zone in the heart of Chicago, the Hearts United Apartments are helping transform a troubled neighborhood. Built with more than $5 million from the Trust, Hearts United offers 116 units of affordable housing to local families. One quarter of its units are reserved for low-income families. Hearts United is part of a $10 million Trust effort to redevelop the community, with two earlier apartment projects now completed and occupied.

     - The Trust expanded its Homeownership Opportunity Initiative to serve the entire metropolitan area of participating cities, bring affordable home mortgages to more union members. The success of the program already underway in Seattle resulted in an additional $25 million commitment for homebuyers in that area. In New York City, the Trust initiated a special homeownership partnership with the existing mortgage program of Local 1199.

     The outstanding accomplishments of the 1990's culminating in the successful year just completed, position the Trust for even greater success in the period ahead. It has built an efficient operation with a record of prudent fund management and competitive long-term returns. While it financed 37,000 housing units in the '90s, the Trust is setting its sights on attaining $5 billion in assets and financing 50,000 units in the next decade-firmly establishing its position at the forefront of pension housing-finance. Working with its sister program, the AFL-CIO Building Investment Trust, it will have unprecedented opportunities to assume leadership in the community development coalitions that are key to improving the quality of life for working families and retirees. All of this provides the prospect of serving our participants' long-term investment needs more effectively than ever, while making an even greater difference in the communities where our investors' beneficiaries live and work.

                            FINANCIAL
                            STATEMENTS

              AMERICAN FEDERATION OF LABOR AND CONGRESS OF
             INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST




          WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS THEREON


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
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE PARTICIPANTS AND TRUSTEES OF THE AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST:


      We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The per share data and ratios for each of the two years ended December 31,1996 were audited by other auditors whose report dated January 29, 1997, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, or confirmation by correspondence with the custodian, of securities owned as of December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Vienna, VA
January 12, 2000


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
FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999  (Dollars in thousands unless noted)

ASSETS

     Investments, at value (amortized cost $2,153,825)     $2,084,017
     Cash                                                       1,015
     Accrued interest receivable                               14,859
     Accounts receivable                                        2,191
     Receivables - investments sold                            49,939
     Prepaid expenses and other assets                          2,487

     TOTAL ASSETS                                           2,154,508


LIABILITIES

     Accounts payable and accrued expenses                     $1,357
     Redemptions payable                                           25
     Refundable deposits                                        2,418
     Income distribution payable, net of dividends
          reinvested of $12,016                                 1,381

     TOTAL LIABILITIES                                          5,181

     Net assets applicable to participants' equity -
          certificates of participation;
          authorized unlimited; outstanding
          2,075,197 (note 5)                               $2,149,327

     Net asset value per unit of participation
          (in dollars)                                      $1,035.72


SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

FHA Mortgages (20.6%)

                Interest     Maturity           Face      Amortized   Value
                  Rates        Date            Amount        Cost
                --------     --------          ------     ---------   ------
Single-Family    7.75%     Jul-2021-Aug-2021     $  881       881       899
                 8.00%     Jul-2021                 691       685       705
                10.31%     Feb-2016                  74        74        74

                                                  1,646     1,640     1,678

See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999(Dollars in thousands)

FHA MORTGAGES (20.6%)
Continued
Multi-family

             Interest     Maturity        Commitment   Face        Amortized  Value
             Rates        Date           Amount       Amount       Cost
             --------     --------        --------     ---------   ------     -----
Multi-family   6.50%     Aug-2004                      12,983     12,983     12,396
               6.75      Nov-2037-Feb 2039              4,725      4,270      4,399
               7.00      Jun-2039                       6,286      6,385      5,832
               7.20      Aug-2039                       3,268      3,268      3,075
               7.25      Oct-2039            57,445         0         14     (2,036)
               7.50      Nov-2022                       7,395      7,461      7,149
               7.55      Aug-2012-Nov-2037             10,030     10,042      9,730
               7.63      Dec-2027-Jun-2037             77,998     77,787     75,998
               7.70      Oct-2039                      12,528     12,419     12,198
               7.75      Jan-2038-Oct-2038             11,652     11,685     11,400
               7.80      Dec-2038                      21,721     21,732     21,303
               7.85      Sep-2037                       2,603      2,605      2,564
               7.88      Mar-2034-Jul-2038              9,425      9,438      9,293
               7.93      Jul-2035                      19,495     19,503     19,342
               8.00      Sep-2031-Jul-2038             23,166     23,000     23,070
               8.13      Apr-2028-Apr-2038             23,002     23,022     23,005
               8.18      Nov-2036                      36,664     36,247     39,774
               8.25      Feb-2026-Feb-2037             31,647     31,672     31,831
               8.30      Nov-2027-Jun-2036              8,438      8,390      8,500
               8.38      Jan-2027                      16,069     16,074     16,196
               8.40      Apr-2012                       1,220      1,220      1,220
               8.50      Apr-2012-Feb-2035             13,017     13,000     13,186
               8.60      Jan-2028                       2,026      2,028      2,040
               8.63      Dec-2029                       4,203      4,206      4,281
               8.75      May-2036-Sep-2036             12,242     12,144     12,606
               8.80      Oct-2032                       5,608      5,610      5,699
               8.88      Sep-2029-Jun-2036             10,320     10,239     10,635
               9.13      May-2035                       2,444      2,444      2,525
               9.25      Feb-2029-Jun-2036             29,794     29,801     30,929
               9.38      Jun-2034                       1,861      1,889      1,916
               9.50      Jul-2027                         376        384        410
               9.75      Apr-2031                       3,580      3,559      3,652
              10.00      May-2002-Mar-2031              5,832      5,832      5,910
              10.45      Jan-2030                       1,212      1,213      1,264

                                                      432,830    431,566    428,292

                               TOTAL FHA MORTGAGES    434,476    433,206    429,970


See accompanying notes to financial statements.


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
FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

FHA CONSTRUCTION LOANS (6.9%)

             Interest Rates Maturity  Commitment   Face    Amortized  Value
               Perm  Const    Date*    Amount     Amount     Cost
                ----  -----   -------  ---------  -------- ---------- -----
Multi-family   NA    6.50%    May-2000  $5,700        688       688       663
              6.45%  7.80     Jun-2041  17,604      4,692     3,569     2,665
              6.50   6.50%    Mar-2040   8,190      7,886     7,804     6,946
              6.66   6.66     Apr-2040   6,000      6,000     6,000     5,348
              6.75   6.75     Apr-2040     980        980       980       851
              6.75   6.75     Apr-2040   4,667      4,667     4,655     4,072
              6.80   6.95     Sep-2040   8,900      3,853     3,853     2,947
              6.81   6.81     Jul-2040  35,503     29,680    29,686    26,060
              6.88   7.13     Apr-2030  29,545     21,300    21,300    18,614
              6.88   6.88     Jul-2040  23,426     20,200    20,200    17,923
              6.93   7.25     May-2041  28,104     10,706    10,706     8,067
              7.13   7.13     Apr-2039   8,200      7,501     7,509     6,825
              7.17   7.17     Feb-2040   4,905      4,322     4,328     3,978
              7.50   7.50     Nov-2037  10,145      9,062     9,097     8,736
              8.75   8.80     Mar-2027  29,095     26,694    26,699    27,478
              9.90  10.00     Oct-2032   2,262      2,160     2,172     2,217

              TOTAL FHA CONSTRUCTION LOANS        160,391   159,246   143,390

     *  Permanent mortgage maturity date.
     See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

GNMA SECURITIES (22.0%)

              Interest Maturity          Face        Amortized     Value
               Rate      Date           Amount         Cost
              -------- --------         ------      ---------    ---------
Single-Family  6.50%  Jul-2028-Dec-2028  $ 2,052      $ 2,052     $ 1,926
               7.00   Apr-2026-Dec-2028   93,342       95,034      90,106
               7.50   Apr-2013-Apr-2029  165,359      169,577     164,285
               8.00   Nov-2009-May-2028   75,089       77,356      75,964
               8.50   Nov-2009-Dec-2024   23,401       24,002      24,144
               9.00   May-2016-Jun-2025    9,024        9,310       9,483
               9.50   May-2019-Sep-2021    2,429        2,468       2,578
              10.00            Jun-2019       17           17          18
              11.00   Oct-2015-Sep-2016       30           30          32
              11.25            Oct-2015       86           86          94
              12.00   Apr-2015-Jun-2015       52           52          58
              13.00            Jul-2014        2            2           2
              13.25            Dec-2014        5            5           6
              13.50            Aug-2014        1            1           2

                                         370,889      379,992     368,698

             Interest Maturity          Commitment  Face        Amortized     Value
               Rate      Date            Amount     Amount         Cost
            -------- --------         ----------  ------      ---------    ---------
Multi-family   6.75%           Nov-2038             $15,221      $15,014     $14,203
               7.50            Apr-2038              24,890       24,450      24,369
               7.80            Jul-2039              19,181       19,194      19,112
               7.88            Jul-2039   42,000          0           78         267
               8.25            May-2032               4,571        4,571       4,573

               8.50            Jul-2029               7,207        7,207       7,386

               8.75            Dec-2026               4,325        4,325       4,376
               9.00            Jun-2030               7,915        7,425       7,921
              10.05            May-2026               1,244        1,244       1,249
              12.55            Jun-2025               6,065        5,995       6,201

                                                      90,619      89,503      89,657

              TOTAL GNMA SECURITIES                  461,508     469,495     458,355

         See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

GNMA CONSTRUCTION LOANS (5.5%)

           Interest Rates  Maturity  Commitment   Face      Amortized  Value
            Perm    Const    Date*    Amount      Amount     Cost
             ----  -----   -------  ---------  ----------   ---------- -------
Multi-family  6.24% 6.24%   May-2040 $26,500     21,057      20,425    17,941
              6.50  6.50    Apr-2040   3,600      3,084       3,086     2,712
              6.50  6.50    Sep-2040   6,063      2,870       2,794     2,224
              6.62  6.62    Jan-2040  10,010      3,408       3,410     2,461
              6.75  6.75    Oct-2040  20,647      4,570       4,168     2,717
              6.76  6.63    Nov-2040   5,632      3,955       3,943     3,491
              6.98  6.98    Jan-2041  47,090     10,583      10,583     6,912
              7.07  6.93    Sep-2039   8,460      7,991       7,991     7,431
              7.10  7.10    Jul-2039  42,137     40,190      39,955    37,790
              7.50  7.63    Apr-2041  19,440      3,919       3,919     3,138
              7.70  7.70    Mar-2042  50,584      2,190       1,385       293
              7.75  7.25    Feb-2031  51,076      6,316       6,057     4,888
              7.76  7.33    Jan-2030  27,555     23,094      23,111    21,975

              TOTAL GNMA CONSTRUCTION LOANS   $133,227      130,827   113,973

              *Permanent mortgage maturity date
               See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

FANNIE MAE SECURITIES (29.4%)

          Interest   Maturity           Commitment   Face  Amortized   Value
           Rates      Date                Amount    Amount    Cost
          --------   -------            ---------- -------  --------  --------
Single-family  5.50%            Sep-2029          $    237 $     230   $   211
               6.00    Jun-2005-Aug-2029            95,521    94,795    87,943
               6.50    Oct-2005-Nov-2029            81,842    82,725    77,669
               6.91             Jun-2028             5,405     5,546     5,527
               7.00    Jan-2004-Dec-2029            37,114    37,311    36,142
               7.50    Jul-2004-Dec-2029            68,179    69,647    68,314
               8.00    Jan-2007-Oct-2026             8,298     8,544     8,404
               8.50    Nov-2009-Oct-2029             8,873     9,140     9,071
               9.00    Jul-2009-May-2025            11,437    11,836    12,007
               9.50             Aug-2004             4,182     4,302     4,305

                                                   321,088   324,076   309,593

Multi-family   6.06             Sep-2011             7,345     7,264     7,226
               6.25             Dec-2013             2,731     2,793     2,483
               6.38             Nov-2008            30,471    30,471    28,754
               6.50             Nov-2015 $ 7,400     1.332     1,335       629
               6.97             Jun-2007            51,134    51,159    50,623
               7.09             Aug-2010  16,500         0         0     (147)
               7.20    Apr-2010-Aug-2029            10,944    10,535    10,428
               7.25    Nov-2011-Jul-2012             9,995     9,995     9,969
               7.29             Jul-2003             1,733     1,760     1,735
               7.30             Aug-2006            33,500    33,852    33,500
               7.35             Dec-2009            29,355    29,501    29,318
               7.38    Jun-2014-Oct-2015   5,641     5,281     5,289     5,186
               7.41             Dec-2003             1,210     1,227     1,213
               7.50             Dec-2014             2,690     2,697     2,628
               7.54             Mar-2012  60,000         0         0       152
               7.75    May-2012-Dec-2024             5,457     5,448     5,426
               8.00    Nov-2019-May-2020             7,002     6,964     7,192
               8.13    Sep-2012-May-2020            11,580    11,529    11,904
               8.18             Apr-2001             1,383     1,406     1,392
               8.40             May-2022               591       603       615
               8.50             Jan-2007               414       408       430
               8.63    Sep-2006-Sep-2028             7,914     7,912     8,357
               9.00             Jan-2022             1,104     1,098     1,163
               9.13             Sep-2015             4,006     3,974     4,309
               9.25    Sep-2018-Sep-2026             6,749     6,720     7,315

                                                   233,921   233,940   231,800

Other          5.63             Mar-2001            30,000    30,032    29,727
               5.65    Jun-2001-Sep-2001            16,529    16,371    16,321
               5.65             Nov-2001            25,000    25,018    24,930

                                                    71,529    71,421    70,978

             TOTAL FNMA SECURITIES                  626,538  629,437   612,371
         See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

FREDDIE MAC SECURITIES (11.0%)

               Interest   Maturity           Face      Amortized       Value
                Rate       Date             Amount       Cost
               --------   --------          ------     ---------    ----------
Single-family  5.37%              Aug-2029   $5,486      5,486         5,477
               5.82               Oct-2029    7,337      7,314         7,321
               5.85               Jul-2029    9,702      9,708         9,733
               6.00      Mar-2005-Apr-2029    3,125      3,140         2,896
               6.50      Dec-2006-Dec-2029   46,090     46,380        44,602
               6.61               Apr-2023    3,923      4,025         3,993
               7.00      May-2004-Dec-2029   48,743     49,566        48,136
               7.50      Nov-2003-Dec-2029   33,731     34,514        33,984
               8.00      May-2008-Nov-2018   23,242     23,951        23,583
               8.25               Dec-2022      145        145           148
               8.50      Jun-2010-Jun-2025   17,641     18,105        18,120
               9.00%     Sep-2010-Mar-2025    4,194      4,360         4,341

                                            203,359     206,694      202,334


Multi-family   8.00               Feb-2009    7,387       7,396        7,394

Other          5.59               Mar-2001   15,000      14,895       14,849
               5.69               Mar-2002    5,450       5,355        5,339

                                             20,450      20,250       20,188

        TOTAL FREDDIE MAC SECURITIES        231,196     234,340      229,916

LOCAL INITIATIVES (2.4%)


               Interest Maturity       Commitment   Face   Amortized  Value
                Rates    Date           Amount     Amount    Cost
               ------- -------          -------   --------  ------   -------
Multi-family   7.63%          Jan-2008            $   813   $   811   $   790
               7.70  Jun-2006-Jun-2029   $41,094   39,871    39,874    38,592
               8.00           May-2025              4,835     4,821     4,759
               8.13           Jan-2005     1,016      793       780       789
               8.25           Sep-2012       500      485       490       477
               8.38           Feb-2007                889       928       891
               8.63           Jun-2025              1,413     1,413     1,425
               9.39           Dec-2023                958       954     1,008
               9.50  Aug-2012-Apr-2024              2,144     2,153     2,263

               TOTAL LOCAL INITIATIVES             52,201    52,224    50,994

TOTAL LONG-TERM INVESTMENTS                    $2,099,537 2,108,775  2,038,969

           See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1999 (Dollars in thousands)

SHORT-TERM INVESTMENTS (2.2%)


                          Maturity              Face   Amortized
Description                Date        Rate    Amount    Cost      Value
-----------               --------  --------  -------- --------  ---------
REPURCHASE
AGREEMENTS

Bank of America              Jan-2000  2.15%  $4,974    4,974     4,974
Amalgamated Bank             Mar-2000  4.90    2,000    2,000     2,000

                                               6,974    6,974     6,974

COMMERCIAL PAPER

George Washington
  University                 Jan-2000  6.00    5,000    5,000     5,000
Invensys PLC                 Jan-2000  6.00    5,000    4,992     4,992
Delaware Funding             Jan-2000  5.96    2,260    2,256     2,256
GTE Funding, Inc.            Jan-2000  5.85    4,000    3,984     3,984
Centric Capital Corp.        Jan-2000  5.90    5,000    4,975     4,975
PREFCO                       Feb-2000  5.84    5,000    4,969     4,969
Yale University              Feb-2000  5.85    5,000    4,961     4,961
Peacock Funding              Mar-2000  5.89    5,000    4,939     4,937

                                              36,260   36,076    36,074
CERTIFICATE OF
DEPOSIT

Shorebank                    Mar-2000  4.90    2,000    2,000     2,000

             TOTAL SHORT-TERM INVESTMENTS     45,234   45,050    45,048

TOTAL INVESTMENTS
                                Face Amount    Amortized Cost    Value
                              --------------  ---------------   --------
                                $2,144,771      2,153,825        2,084,017

  See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF OPERATIONS
Year ended December 31, 1999 (Dollars in thousands)

INVESTMENT INCOME:
                      INTEREST:

                      FHA mortgages                       $ 45,730
                      FHA construction loans                 9,511
                      Ginnie Mae securities                 37,460
                      Ginnie Mae construction securities     9,857
                      Fannie Mae securities                 30,611
                      Freddie Mac securities                13,148
                      Local initiatives                      3,684
                      Short-term investments                 3,560
                      Discount and (premium)amortization and
                        other income - net                  (6,197)

                       TOTAL INCOME                        147,364

EXPENSES:
                      Salaries and fringe benefits            4,954
                      Legal fees                                278
                      Consulting fees                           185
                      Auditing and tax accounting fees          108
                      Insurance                                 110
                      Marketing and sales promotion             547
                      Investment management                     376
                      Trustee expenses                           35
                      General expenses                        1,581

                      TOTAL EXPENSES                          8,174

                      INVESTMENT INCOME - NET               139,190

                      Realized gain on sale of investments      646
                      Net change in unrealized depreciation
                       on investments                      (151,198)

                      NET LOSS ON INVESTMENTS              (150,552)

                      NET DECREASE IN NET ASSETS
                       RESULTING FROM OPERATIONS           ($11,362)


                      See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
Years ended December 31, 1999 and 1998 (Dollars in thousands)

(DECREASE)INCREASE                                    1999            1998
     IN NET ASSETS                                 ------------    ---------
   FROM OPERATIONS

             Investment income - net                 $139,190      126,190
             Net realized gain on sale of investments     646        3,978
             Net change in unrealized
               (depreciation) appreciation           (151,198)      15,792

             NET (DECREASE) INCREASE IN NET ASSETS    (11,362)     145,960
              RESULTING FROM OPERATIONS

             Distribution paid to participants
              or reinvested from:
                 Investment income - net              (139,355)   $(126,322)
                 Net realized gain on investments         (646)      (3,978)


             NET DECREASE IN NET ASSETS FROM
              DISTRIBUTIONS                           (140,001)    (130,300)


INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS

            Proceeds from the sale of 151,889 and
             210,757 units of participation in 1999
             and 1998, respectively                      163,146   234,115
            Dividend reinvestment of 19,113 and
             105,856 units of participation in
             1999 and 1998, respectively                 127,160   117,712
            Payments for redemption of 11,990 and
             14,284 units of participation in
             1999 and 1998, respectively                 (12,987)  (15,861)

            NET INCREASE FROM SHARE TRANSACTIONS         277,319   335,966

            TOTAL INCREASE IN NET ASSETS                 125,956   351,626

            Net Assets at the beginning of period      2,023,371  1,671,745

            NET ASSETS AT END OF PERIOD             $  2,149,327  2,023,371


See accompanying notes to financial statements.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The American Federation of Labor and Congress of Industrial Organizations
(AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The
Trust has obtained certain exemptions from the requirements of the Investment
Company Act of 1940 that are described in the Trust's prospectus.

     Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

     Long-term investments, consisting of permanent mortgages, mortgage-backed securities, construction loans and participation certificates, are valued using published prices, dealer bids, or cash flow models discounted using market-based discount and prepayment rates, developed individually for each security. The market-based discount rate is composed of a risk-free yield
(i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S.
Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On loans for which the Trust finances the construction and permanent mortgage, value is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan. For construction-only loans, the outstanding principal balance of the loan is used to approximate value, assuming no decline in credit quality.

     Short-term investments, consisting of repurchase agreements and commercial paper that mature less than sixty days from the balance sheet date, are valued at amortized cost, which approximates value. Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale.
Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.
Additional information relative to investment terms and credit risks are described more fully in the Trust's prospectus.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Trust's policy is to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS
At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month.
Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

     Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

     The Trust offers an income reinvestment plan which allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment approximated 91 percent of distributable income for the year ended December 31, 1999.

INVESTMENT INCOME
Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

Receivables-Investments Sold
Receivables-Investments Sold represent securities that were sold prior to December 31, 1999, which will settle in year 2000.

2.  TRANSACTIONS WITH AFFILIATES
During the year ended December 31, 1999, the Trust provided certain services to the AFL-CIO Building Investment Trust, a Maryland Group Trust, and the
Building Investment Trust Corporation, a D.C. non-profit corporation.
The total cost for these services and related expenses for the year ended December 31, 1999, amounted to $1,627,386. The Trust was reimbursed for $441,622 of these costs, with the remaining

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST

INVESTMENT TRANSACTIONS
(dollars in thousands)
                              FHA                    GNMA        Fannie    Freddie
                    FHA    Construction   GNMA    Construction   Mae       Mac       Local
                 Mortgages  Loans      Securities    Loans     Securities Securities Initiatives
                --------- ------------ ----------  ------------ --------- ----------  -----------
Balance,
January 1, 1999 $562,165   $125,397     $536,389    $125,377    $382,472  $126,255    $37,629

Purchases &
 construction
 loan advances,
 net of
 discounts         3,855   101,791        74,283       98,549    347,508    207,990    16,094

Change in
 Discounts &
 (premiums)        2,436      (514)       (2,537)      (1,688)   1,759        758      70

Transfers        (22,065)   (67,084)     154,949      (65,800)      0           0       0

Principal
 Reductions     (113,185)      (344)    (293,589)     (25,611)  (102,302)  (100,663)  (1,569)

Balance,
 December 31,
 1999           $433,206    159,246      469,495      130,827    629,437    234,340   52,224


$1,185,764 included within accounts receivable in the accompanying financial statements.

3.  COMMITMENTS
The assets of the Trust are invested in short-term investments until they are required to fund commitments for construction loans, mortgage-backed securities or permanent mortgages. At December 31, 1999, the Trust had remaining unfunded commitments of approximately $433,400,000 to fund construction and permanent mortgages, and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments. As of December 31, 1999, this segregated account held securities with a value of approximately $1,325,500,000. The commitment amounts disclosed on the Schedule of Portfolio Investments represents the original commitment amount, which includes both funded and unfunded commitments.

4.  INVESTMENT TRANSACTIONS
A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 1999, is shown in the Investment Transactions chart above.

5.  PARTICIPANTS' EQUITY (dollars in thousands)
Participants' equity consisted of the following at December 31, 1999:

Amount invested and reinvested by current participants     $2,218,694

Accumulated undistributed appreciation in the
value of investments                                          (69,808)

Accumulated undistributed investment
 income - net                                                     441

                                                           $2,149,327


6.  RETIREMENT AND DEFERRED COMPENSATION PLANS
The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at a rate approximating 15.4 percent of employees' salaries during the year ended December 31, 1999. The Trust's total pension expense for the year ended December 31, 1999 was approximately $605,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matched dollar for dollar the first $1,450 of employee contributions. The Trust's 401(k) contribution for the year ended December 31, 1999 was approximately $76,000.

7.  BANK LOANS
The Trust has a secured $12,500,000 bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. One mortgage-backed security with a value of $21,019,609 has been pledged as collateral for the line of credit. In addition the Trust has a $12,500,000 uncommitted and unsecured line of credit facility. As of December 31, 1999, the Trust had no outstanding balances on either of these facilities. No compensating balances are required.

FINANCIAL STATEMENTS - AFL-CIO HOUSING INVESTMENT TRUST
SUPPLEMENTAL INFORMATION
Selected Per Share Data and Ratios for the Years Ended December 31, 1999, 1998, 1997, 1996, 1995

PER SHARE DATA
                          1999          1998       1997       1996     1995
                         --------     ------    ------     -------   ------
Investment Income       $75.86         81.89     83.77      84.10     86.50
Expenses                 (4.21)        (4.41)    (4.71)     (4.99)    (5.38)
                                     --------   -------    -------    ------
Investment Income - net  71.65         77.48     79.06      79.06     81.12

Distribution from
 investment income - net(71.74)       (77.55)   (79.10)    (78.76)   (80.77)
Distribution from
 realized gain on
 investments             (.31)        (1.30)     (0.48)       -          -

Net asset value
 Beginning of period   1,114.08     1,104.30  1,072.98     1,098.53    991.40

Net increase (decrease)
 in net asset value       (78.36)       9.78      31.32    (25.55)     107.13


END OF PERIOD         $1,035.72     1,114.08   1,104.30   1,072.98    1098.53


RATIOS

                          1999      1998        1997       1996     1995
                          -----      ------      ------     -------   ------
Ratio of expenses to
 average net assets        0.39%      0.39%       0.43%      0.46%     0.51%

Ratio of net investment
 income to average net
 assets                    6.7%       6.8%        7.2%       7.3%      7.6%

Portfolio turnover rate   31.7%      39.5%       15.3%      20.3%     31.2%

Number of outstanding
 units at end of period   2,075,197  1,816,185  1,513,856  1,289,082 1,062,234

See accompanying notes to financial statements.

[Diagram identifying persons depicted in cover painting]

"Union Yes: The March for Social Justice" was painted by Tracy Sugarman for the AFL-CIO Housing and Building Investment Trusts. Mr. Sugarman is an artist who is widely recognized for work that has documented important social changes in American life.

     The mural portrays American labor movement leaders who initiated, supported, and led these investment programs as part of their broader support of the social justice struggles of recent decades.

     The housing projects and construction activity exemplify the Trusts' impact on working families and their communities across the country. The construction workers in all industries whose labor and pension investments make this community revitalization work possible. Also shown are some of the present and past leaders of the American labor movement who saw that pension investment can be a vehicle for achieving broader social and economic goals.

     The bottom on the mural depicts George Meany and Walter Reuther shaking hands to mark the 1955 merger that created the modern AFL-CIO.

1.  John Sweeney, President, AFL-CIO
2.  Richard Trumka, Secretary-Treasurer, AFL-CIO
3.  Linda Chavez-Thompson, Executive Vice President, AFL-CIO
4.  Thomas R. Donahue, former President of the AFL-CIO
5.  Lane Kirkland (1922-99), former President of the AFL-CIO
6.  George Meany (1894-1979), former President of the AFL-CIO
7. Walter Reuther (1907-70), President of the CIO before its merger with the AFL
8. A. Philip Randolph (1889-1979), founder of the Brotherhood of Sleeping Car Porters
9.  Cesar Chavez (1927-93), founder of the United Farm Workers
10. Floyd Hyde, former AFL-CIO Housing Investment Trust Chairman and CEO

EXECUTIVE OFFICERS

STEPHEN COYLE
Chief Executive Officer

MICHAEL M. ARNOLD
Executive Vice President

HELEN R. KANOVSKY
Executive Vice President

HARRY W. THOMPSON
Controller

PATTON H. ROARK, JR., CFA
Portfolio Manager


COUNSEL OF RECORD
Swidler Berlin Shereff Friedman LLP,
Washington, DC

CERTIFIED PUBLIC ACCOUNTANT
Arthur Andersen LLP, Vienna, VA

INVESTMENT ADVISER
Wellington Management Company LLP,
Boston, MA

VALUATION CONSULTANT
KPMG LLP, Washington, DC

CUSTODIAN BANK
Bankers Trust Company, New York, NY

TRUSTEES

Richard Ravitch, Chairman,* Principal, Ravitch, Rice and Company LLC

John J. Sweeney,* President, AFL-CIO

Richard L. Trumka, Secretary-Treasurer, AFL-CIO

Linda Chavez-Thompson, Executive Vice President, AFL-CIO

Jack E. Cullerton, Management Trustee, Central Pension Fund of the International Union of Operating Engineers and Participating Employers

Terrence R. Duverney, Senior Partner, Duvernay & Brooks, LLC

Alfred J. Fleischer, Chairman, Fleischer-Seegar Construction Corporation

Robert A. Georgine, President, Building and Construction Trades Department, AFL-CIO

Frank Hanley, President, International Union of Operating Engineers

Edwin D. Hill, International Secretary-Treasurer, International Brotherhood of Electrical Workers

Frank Hurt, President, Bakery, Confectionery & Tobacco Workers International
Union

John T. Joyce, President, International Union of Bricklayers and Allied Craftworkers

Walter M. Kardy, President, Specialty Contractors Management, Inc.

George Latimer, Distinguished Visiting Professor of Urban Studies, Macalester College

Martin J. Maddaloni, General President, United Association of Journeymen and Apprentices of the Plumbing and Pipefitting Industry of the United States and Canada

Michael E. Monroe, General President, International Brotherhood of Painters and Allied Trades

Marlyn J. Spear, Chief Investment Officer, Milwaukee & Vicinity Building Trades United Pension Trust Fund

Tony Stanley,* Vice President, TransCon Builders, Inc.

Andrew L. Stern, President, Service Employees International Union

Patricia F. Wiegert, Retirement Administrator, Contra Costa County Employees' Retirement Association

*Executive Committee Members

NATIONAL OFFICE

1717 K Street, NW, Suite 707, Washington, DC 20006; (202) 331-8055
REGIONAL OFFICES

WESTERN REGIONAL OFFICE

235 Montgomery Street, Suite 935, San Francisco, CA 94105; (415) 512-7418